Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Robert Glaser, Chief Executive Officer, in connection with the annual report on Form 10-K of Sustainable Environmental Technologies Corporation (formerly RG Global Lifestyles, Inc.) for the fiscal year ended March 31, 2011 (the “Report”), hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ Robert Glaser
Robert Glaser
Chief Executive Officer
Dated: June 29, 2011